UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) August 10, 2017

KIMCO REALTY CORPORATION

 (Exact Name of registrant as specified in its charter)

Maryland	1-10899	13-2744380
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3333 New Hyde Park Road
Suite 100
New Hyde Park, NY 11042

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (516) 869-9000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_]

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_]

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry Into a Material Definitive Agreement.

On August 10, 2017, Kimco Realty Corporation (“Kimco”) completed an underwritten public offering of $500 million in aggregate principal amount of its 3.300% Notes due 2025 (the “2025 Notes”) and $350 million in aggregate principal amount of its 4.450% Notes due 2047 (the “2047 Notes” and, together with the 2025 Notes, the “Notes”). The Notes are governed by the Indenture, dated as of September 1, 1993, as amended by the First Supplemental Indenture, dated as of August 4, 1994, the Second Supplemental Indenture, dated as of April 7, 1995, the Third Supplemental Indenture, dated as of June 2, 2006, the Fourth Supplemental Indenture, dated as of April 26, 2007, the Fifth Supplemental Indenture, dated as of September 24, 2009, the Sixth Supplemental Indenture, dated as of May 23, 2013, and the Seventh Supplemental Indenture, dated as of April 24, 2014, and as further amended or supplemented from time to time, between Kimco and The Bank of New York Mellon (as successor to IBJ Schroder Bank & Trust Company), as trustee. A copy of the form of Global Note for the 3.300% Notes due 2025 is attached hereto as Exhibit 4.1 and is incorporated herein by reference. A copy of the form of Global Note for the 4.450% Notes due 2047 is attached hereto as Exhibit 4.2 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)   Exhibits

Exhibit No.	Description
4.1	Form of Global Note for 3.300% Notes due 2025
4.2	Form of Global Note for 4.450% Notes due 2047
5.1(a)	Opinion of Latham & Watkins LLP, as to the legality of the 3.300% Notes due 2025 and the 4.450% Notes due 2047, dated August 10, 2017
5.1(b)	Opinion of Venable LLP, as to the legality of the 3.300% Notes due 2025 and the 4.450% Notes due 2047, dated August 10, 2017
23.1(a)	Consent of Latham & Watkins LLP (contained in the opinion filed as Exhibit 5.1(a))
23.1(b)	Consent of Venable LLP (contained in the opinion filed as Exhibit 5.1(b))

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KIMCO REALTY CORPORATION

Date: August 10, 2017	By:	/s/ Glenn G. Cohen
		Name:	Glenn G. Cohen
		Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
4.1	Form of Global Note for 3.300% Notes due 2025
4.2	Form of Global Note for 4.450% Notes due 2047
5.1(a)	Opinion of Latham & Watkins LLP, as to the legality of the 3.300% Notes due 2025 and the 4.450% Notes due 2047, dated August 10, 2017
5.1(b)	Opinion of Venable LLP, as to the legality of the 3.300% Notes due 2025 and the 4.450% Notes due 2047, dated August 10, 2017
23.1(a)	Consent of Latham & Watkins LLP (contained in the opinion filed as Exhibit 5.1(a))
23.1(b)	Consent of Venable LLP (contained in the opinion filed as Exhibit 5.1(b))